================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

            Delaware                       0-18630                95-4274680
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

       777 North Broadway, Los Angeles, California         90012
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01    OTHER EVENTS

     On September 15, 2005, Cathay General Bancorp announced in a press release that the Federal Deposit Insurance Corporation has terminated its memorandum of understanding ("MOU") with Cathay Bank dated June 2004. That press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       99.1  Press Release of Cathay General Bancorp dated September 15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2005
                                               CATHAY GENERAL BANCORP


                                               By: /s/ Heng W. Chen
                                                   -----------------------------
                                                   Heng W. Chen
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Number       Exhibit
------       -----------------------------------------------------------------
99.1         Press Release of Cathay General Bancorp dated September 15, 2005.